Exhibit 10.1

                               NINTH AMENDMENT TO
                           NINTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This NINTH AMENDMENT dated as of July 15, 2010 (this "Ninth Amendment"), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the "Credit Agreement"), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS, L.P. (formerly G.M. FABRICATORS, L.P. and NEW VISION L.P.), a Texas limited partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, as Guarantors, WHITNEY NATIONAL BANK, a national banking association ("Whitney") and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity ("JPMorgan") (Whitney and JPMorgan, each a "Lender" and collectively the "Lenders") and JPMorgan, as Agent and LC Issuer.

     WHEREAS, the Borrower has requested that the Lenders extend the Facility Termination Date under the Credit Agreement; and

     WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

     1. Unless otherwise defined herein, all defined terms used in this Ninth Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

     2. The Credit Agreement is hereby amended by amending and restating the definition of "Facility Termination Date" to read in its entirety as follows:

         "Facility Termination Date" means December 31, 2012 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     3. Except to the extent its provisions are specifically amended, modified or superseded by this Ninth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Ninth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

     4. Borrower and each Guarantor acknowledge and agree that this Ninth Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Ninth Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

     5. Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

     6. This Ninth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     7. THIS NINTH AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

              [Remaining page left blank; Signature pages follow]

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Ninth Amendment as of the date first above written.

                             BORROWER:
                             --------

                             GULF  ISLAND  FABRICATION,  INC.


                             By: /s/  Kerry  J.  Chauvin
                                -------------------------------
                                 Kerry  J.  Chauvin,  Chairman  &  CEO


                             GUARANTORS:
                             ----------

                             GULF  ISLAND,  L.L.C.


                             By: /s/  William  G.  Blanchard
                                -------------------------------
                                 William  G.  Blanchard,  President  &  CEO


                             DOLPHIN  SERVICES,  L.L.C.,
                             successor  by  merger  to  Dolphin  Services,  Inc.


                             By: /s/  William  J.  Fromenthal
                                -------------------------------
                                 William  J.  Fromenthal,  President  &  CEO


                             SOUTHPORT,  L.L.C.


                             By: /s/  William  G.  Blanchard
                                -------------------------------
                                 William  G.  Blanchard,  President  &  CEO


                                Signature Page 1

                             ----------

                             GULF  ISLAND  MINDOC  COMPANY,  L.L.C.


                             By: /s/  Kerry  J.  Chauvin
                                -------------------------------
                                 Kerry  J.  Chauvin,  Manager


                             GULF  MARINE  FABRICATORS,  L.P.
                             (formerly G.M. FABRICATORS, L.P. and
                             NEW VISION, L.P.)

                             By: Gulf  Marine  Fabricators  General  Partner,
                                 L.L.C.

                             By: /s/  Kerry  J.  Chauvin
                                -------------------------------
                                 Kerry  J.  Chauvin,  Manager


                             GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C. (Formerly NEW VISION GENERAL PARTNER, L.L.C.)


                             By: /s/  Kerry  J.  Chauvin
                                ------------------------------
                                 Kerry  J.  Chauvin,  Manager


                             GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (Formerly NEW VISION LIMITED PARTNER, L.L.C.)


                             By: /s/  Kerry  J.  Chauvin
                                ------------------------------
                                 Kerry  J.  Chauvin,  Manager


                                Signature Page 2

                             LENDERS:
                             -------

                             JPMORGAN  CHASE  BANK,  N.A.,
                             Successor  by  merger  to  Bank  One,  NA, Chicago,
                             Individually,  as  LC  Issuer,  and  as  Agent


                             By: /s/  Edward  K.  Bowdon
                                ------------------------------
                                 Edward  K.  Bowdon,  Vice  President

Commitment:  $30,000,000.00


                                Signature Page 3

                             -------

                             WHITNEY  NATIONAL  BANK


                             By: /s/  Josh  J.  Jones
                                ------------------------------
                                 Josh  J.  Jones
                                 Area  President  South  Central  Region


Commitment:  $30,000,000.00


                                Signature Page 4